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                     SECOND AMENDMENT TO LEASE
ROOSEWOOD COURT FACILITY

     This Second Amendment to Lease ("Second
Amendment") is dated as of December 30, 1996 by and between HEALTH CARE PROPERTY INVESTORS, INC.,
Maryland corporations ("Lessor") and EMERITUS
CORPORATION, a Washington corporation ("Lessee").


RECITALS

     A. Lessor and Lessee entered into that
certain Lease (Rosewood Court Facility) dated as of March 29, 1996 for a facility located in Fullerton, California, as amended by that First
Amendment to Lease dated as of April 25, 1996
(together with any and all amendments, the "Lease").

     B. Lessor and Lessee desire to amend certain provisions of the Lease.


AGREEMENT

     Capitalized terms not otherwise defined
herein shall have the meaning ascribed to them in the Lease. Lessor and Lessee hereby amend the Lease, effective retroactively to the Commencement
Date, as follows:

     1. The following terms and their definitions are deleted from Article II, paragraph 2:
"Appreciation Amount, "Lessor's Shared
Appreciation Amount, " "Outside Closing Date, " and "Shared Appreciation Purchase Price. "

     2. The following terms and their definitions are added to Article II, paragraph 2:

     "OFFER: As defined in Article XXXV.

     FIRST REFUSAL PERIOD: As defined in Article
XXXV. "

     3. Article XXXV is deleted and replaced in its entirety by the following provision:


ARTICLE XXXV

     35.1 FIRST REFUSAL TO PURCHASE. During the last six (6) months of the Term, as the same may have been extended ("First Refusal Period"), provided no Event of Default, or event which, with notice or the lapse of time or both, would constitute an Event of Default, has occurred and is continuing hereunder, Lessee shall have a right of first refusal to purchase the Leased Property upon the same terms and conditions of any offer or counter offer from a third party to purchase the Leased Property which Lessor intends to accept (or has accepted subject to Lessee's right of first refusal herein) (the "Offer"); provided, however that such right of first refusal shall not apply to (a) any sale, transfer or other conveyance of the Leased Property or any interest therein by Lessor to an Affiliate of Lessor, (b) a sale or transfer of all or substantially all of the outstanding capital stock of Lessor or a sale or transfer of all or substantially all of the assets of Lessor, in each case to a single purchaser or transferee in a single transaction or (c) a



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merger, consolidation or stock exchange to which
Lessor is a party; and provided further that in no event shall Lessor be required to make or provide to Lessee any representations or warranties with respect to the Leased Property, notwithstanding the terms of any such Offer. If, during a First l2efusal Period, Lessor desires to accept (or has accepted subject to Lessee's right of first refusal herein) an Offer, Lessor shall promptly notify Lessee of the same, which notice shall set forth all of the material terms and conditions of such Offer, including the purchase price for the Leased Property. Lessee shall have fifteen (15) days after receipt of such notice from Lessor within which time to exercise Lessee's right of first refusal. Lessee may exercise such right of first refusal by (i) delivering written notice to Lessor stating that Lessee unequivocally accepts the terms and conditions of the Offer applicable to Lessee as herein provided within such fifteen
(15) day period and (ii) opening an escrow (the
"Escrow") with a national title company reasonably acceptable to Lessor ("Escrow Holder") and depositing five percent (5%) of the purchase price
(the "Opening Deposit") with Escrow Holder. If
Lessee exercises its right of first refusal within the time and in the manner herein provided, then such transaction shall be consummated on or before the date specified for closing in the terms of the Offer at the price and otherwise in accordance with (A) the terms and conditions of such Offer applicable to Lessee as herein provided and (B) the provisions of Article XVIII and Section 35.2 to the extent not inconsistent therewith. If
Lessee shall not exercise Lessee's right of first refusal in the manner and within the time period herein provided, Lessor shall be free for the remainder of such First Refusal Period after the expiration of said fifteen (IS) day period to sell the Leased Property to any third party at a price and upon terms no less favorable to Lessor than those so offered to Lessee pursuant to the Offer.
If such sale is consummated, Lessee's right of first refusal hereunder shall automatically terminate and the same shall not apply to any subsequent sale of the Leased Property or any interest therein to any subsequent purchaser or transferee. If such sale is not consummated, Lessee's right of first refusal as provided in this Section shall be reinstituted as to any subsequent sale of the Leased Property during any First Refusal Period.

     35.2 DEFAULTS

     35.2.1 LIQUIDATED DAMAGES. IF, FOLLOWING A
VALID AND PROPER EXERCISE OF THE FOREGOING RIGHT
OF FIRST REFUSAL, LESSEE FAILS TO COMPLETE THE
PURCHASE OF THE LEASED PROPERTY AND SUCH FAILURE
CONSTITUTES A BREACH HEREOF, THEN LESSOR, AT ITS
OPTION, MAY TERMINATE THE PURCHASE CONTRACT FORMED
BY LESSEE'S EXERCISE OF SUCH RIGHT OF FIRST
REFUSAL AND THE ESCROW BY GIVING WRITTEN NOTICE TO
LESSEE AND ESCROW HOLDER AND, THEREUPON, THE
ESCROW SHALL BE CANCELLED, ALL DOCUMENTS SHALL BE
RETURNED TO THE RESPECTIVE PARTIES WHO DEPOSITED
THE SAME, AND LESSEE SHALL PAY ALL TITLE AND
ESCROW CANCELLATION CHARGES AND ALL OF LESSOR'S
LEGAL FEES AND COSTS. IN ADDITION, LESSOR AND
LESSEE AGREE THAT, BASED ON THE CIRCUMSTANCES NOW
EXISTING, KNOWN OR UNKNOWN, IT WOULD BE
EXCESSIVELY COSTLY AND IMPRACTICABLE TO ESTABLISH
LESSOR'S DAMAGES BY REASON OF LESSEE'S DEFAULT
RESULTING IN A FAILURE OF THE ESCROW TO CLOSE,
AND, THEREFORE, LESSOR AND LESSEE AGREE THAT IT
WOULD BE REASONABLE TO AWARD LESSOR LIQUIDATED
DAMAGES IN THE AMOUNT



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OF THE OPENING DEPOSIT PLUS ANY ACCRUED INTEREST
ON THE OPENING DEPOSIT. BY THEIR RESPECTIVE
INITIALS SET FORTH BELOW, LESSOR AND LESSEE
ACKNOWLEDGE AND AGREE THAT THE OPENING DEPOSIT,
PLUS ANY INTEREST ACCRUED ON THE OPENING DEPOSIT
,TOGETHER WITH PAYMENT OF LESSOR'S LEGAL FEES AND
COSTS, IS REASONABLE AS LIQUIDATED DAMAGES FOR A
DEFAULT OF LESSEE UNDER THE PURCHASE CONTRACT
FORMED BY LESSEE'S EXERCISE OF SUCH RIGHT OF FIRST
REFUSAL THAT RESULTS IN A FAILURE OF THE ESCROW TO
CLOSE AND SHALL BE IN LIEU OF ANY OTHER RELIEF,
RIGHT OR REMEDY, AT LAW OR IN EQUITY, TO WHICH
LESSOR MIGHT OTHERWISE BE ENTITLED BY REASON OF A
LESSEE'S DEFAULT THAT RESULTS IN A FAILURE OF THE
ESCROW TO CLOSE, BUT NOTHING CONTAINED HEREIN
SHALL LIMIT LESSOR'S RIGHTS AND REMEDIES FOR
LESSEE'S DEFAULT OCCURRING AFTER THE CLOSE OF
ESCROW OR FOR LESSEE'S DEFAULT UNDER THIS LEASE.
ESCROW HOLDER IS HEREBY AUTHORIZED AND INSTRUCTED
TO RELEASE THE OPENING DEPOSIT PLUS ACCRUED
INTEREST THEREON TO LESSOR UPON THE DELIVERY OF
UNILATERAL WRITTEN INSTRUCTIONS THEREOF TO ESCROW
HOLDER BY LESSOR, AND ESCROW HOLDER IS HEREBY
RELIEVED OF ALL LIABILITY THEREFOR. IF LESSEE
ATTEMPTS TO INTERFERE WITH THE RELEASE OF ANY SUCH
SUMS BY ESCROW HOLDER TO LESSOR, OR COMMENCES ANY
ACTION AGAINST LESSOR OR THE LEASED PROPERTY
ARISING OUT OF THIS ARTICLE, THEN LESSOR SHALL NOT
BE LIMITED IN THE AMOUNT OF DAMAGES IT MAY RECOVER
FROM LESSEE.

     35.2.2 OTHER DEFAULTS. A default under any other lease or other agreement, including any purchase contract formed upon exercise of any other right of first refusal, between Lessor or any Affiliate of Lessor and Lessee or any Affiliate of Lessee where such default is not cured within the applicable time period, if any, shall be deemed a default under this Article XXXV and the purchase contract formed upon proper exercise by Lessee of the right of first refusal herein provided, entitling Lessor, as seller, at its option, to terminate such purchase contract and the Escrow and upon any such termination the Opening Deposit plus all accrued interest shall be paid over to Lessee.

     35.3 LESSOR'S OPTION TO PURCHASE THE LESSEE'S
PERSONAL PROPERTY. Effective on not less than ninety (90) days prior written notice, or such shorter notice as shall be appropriate if this Lease is terminated prior to its expiration date, Lessor shall have the option to purchase some or all of Lessee's Personal Property, at the expiration or termination of this Lease, for an amount equal to the then net book value thereof as shown on Lessee's books, subject to, and with appropriate price adjustments for, all equipment leases, conditional sale contracts, UCC-1 financing statements and other encumbrances to which such personal property is subject."

     4. Except as amended above, the Lease shall remain in full force and effect.

     5. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, the parties hereto have
caused this Second Amendment to be executed as of the day and year first above written.

HEALTH CARE PROPERTY
EMERITUS CORPORATION, a
INVESTORS, INC., a Maryland
Washington corporation

By: /s/ Stephan Maulbetsch
By: /s/ Raymond R. Brandstrom
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Its:   Senior Vice President
Its:   President
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